Continued Market Leadership through Execution and Innovation Investor Presentation September 2014 Exhibit 99.1

© 2014    |
Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,”
“could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year
2015 Financial Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2014 (the “2014 Annual Report”), as they may be updated in any future reports filed with the Securities and
Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2014 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms;
changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of
Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
Explanation of the Company’s Use of Non-GAAP Financial Measures
In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods.  In addition, Broadridge believes this Non-GAAP information helps investors understand the effect of these items on reported results and provides a better representation of the Company’s performance.  Accompanying this presentation is a reconciliation of these Non-GAAP measures to the comparable GAAP measures.

Use of Material Contained Herein
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

2 © 2014 | Broadridge Overview

© 2014    |
Broadridge’s Strategic Vision and Journey to Drive Top Quartile
Stockholder Returns
Leading provider of Investor Communications and Technology-Driven Solutions to banks, broker-dealers, mutual funds, and corporate issuers globally
•
•
•
•
•
As we move to the next phase of our journey we will target our opportunities across our related businesses as follows…
We have strong positions in large and attractive markets with lots of room to grow
We have a balanced and diverse product portfolio across related businesses:
We will grow this portfolio by capitalizing on three disruptive market macro trends:
We expect to do so with a combination of organic growth, partnerships and acquisitions
This balanced approach, including payment of a meaningful dividend and use of excess cash to make share repurchases is expected to drive top quartile total stockholder returns
Bank/Broker Dealer Investor Communications
Corporate Issuer Solutions
Mutual Fund and Retirement Solutions
Global Technology and Operations Solutions
Digitization of Investor Communications - digital technologies that enable lower cost, higher touch interactions
Cost/Capability Mutualization - tremendous industry drive to standardize duplicative, non-
differentiating industry costs
Intelligence created from unique Data - enables us to provide clients unrivaled intelligence and create unique value through our network and data

Bank/Broker-Dealer Investor
Communications and Corporate
Issuer Solutions
We enable the global financial
services industry to communicate
private and significant financial
information securely and cost
effectively
Broadridge’s Business Unit Strategy
Global Technology and Operations
Solutions
We are a scalable technology solutions
provider of equity and fixed income
processing to North American sell-side
institutions with a growing
international and buy-side presence
We will leverage the jointly launched
post-trade processing platform with
Accenture to scale our unique platform
available in over 70 countries globally
while continuing to drive our core
solutions and addressing new  needs in
adjacent markets (e.g. fixed income,
buy-side, derivatives)
We will lead the adoption of
digital and “big data” capabilities
to enhance investors’, brokers’
and corporate issuers’ efficiency
and decision making and expand
our offerings to provide other
communications of equal
significance
Mutual Fund and Retirement
Solutions
We are a rapidly growing provider
of data-driven reporting, trade
processing, compliance, 401(k),
and marketing solutions to the
mutual fund, retirement and
insurance industries across the
entire transaction lifecycle
Today
Focus of
the
Journey’s
next
phase
Leading provider of Investor Communications and Technology-Driven Solutions to banks, broker-dealers, mutual funds, and corporate issuers globally
ICS-BBDI ICS-Mutual Funds SPS
We will add new data-driven
capabilities to enable deeper
linkages between mutual funds
and their broker-dealer
distribution partners by fully
leveraging our unique network
serving the brokerage industry,
which continues to lead mutual
fund distribution

© 2014    |

© 2014    |
We are a Leader in a Number of Large and Attractive Markets
U.S. and Global Banks/Broker-Dealers
Regulatory Communications
U.S. Banks/Broker-Dealers Transactional
Communications
U.S. Corporate Issuer Regulatory
Communications
U.S. Brokerage Processing
U.S. Fixed Income Processing
Canadian Brokerage Processing
International Brokerage Processing
Investor Communication Solutions Securities Processing Solutions
Our leadership positions contribute to our growing recurring fee revenues

© 2014    |
HORIZON 1
Time (years)
HORIZON 2
Throughout our Journey, we will Continue to Enhance our
Capabilities to Drive Growth
HORIZON 3
FY10
~
90%
FY14
~
70%
FY10
~10%
FY14
~30%
FY10
0%
FY14
~.1%
* Percentage of Recurring Fee Revenue by Growth Horizon from FY10 to FY14 estimated as of 4Q14
*
*
*
Examples:
Macro trends- digital communications,
cost/capability mutualization, intelligence from unique data
Disruptive, transformative and longer term businesses
Adjacencies to build and expand emerging businesses
Examples: Tax, securities class action, mortgage backed
trading systems
Extend and defend existing core businesses
Examples: Equity and mutual fund proxies, equity and fixed
income processing

7 © 2014 | Investor Communication Solutions

© 2014    |
Mutual Fund—Natural adjacencies
Transaction reporting
Imaging and workflow, etc.
Mutual Fund—Core
Retirement processing
Data aggregation
Marketing communications
Proxy/solicitation
Large and attractive markets – Investor Communications is a
$10B+ market
BBD—Emerging products
Global proxy and communications
Tax reporting and outsourcing
Security class actions
Advisor solutions
Bank/Broker-Dealer (BBD)—Core
Regulatory communications (proxy,
interims, etc.)
Customer communications
(transaction statements, etc.)
Total addressable market $10B+ fee revenue
Issuer
Transfer agency
Shareholder analytics
Investor communications
BBD—Natural adjacencies
Enterprise archiving
On-boarding
International tax reclaim
$1.3B
$0.9B
$2.0B
$3.0B
$1.8B
$1.7B
Sources: BCG, Bain, Patpatia, Broadridge internal estimates  as of 4Q14

© 2014    |
ICS Operates a Unique Business Systems Processing Model
PROXY & INTERIMS PROCESSING OVERVIEW
"THE PLUMBING"
Broker/Bank 1
Issuer 1 / Fund 1
Broker/Bank 2
Issuer 2 / Fund 2
Broker/Bank 3
Issuer 3 / Fund 3
Broker/Bank 4
Issuer 4 / Fund 4
Broker/Bank 5
Issuer 5 / Fund 5
Broker/Bank 6
Issuer 6 / Fund 6
Broker/Bank 7
Issuer 7 / Fund 7
Broker/Bank 8
Issuer 8 / Fund 8
Broker/Bank 9
Issuer 9 / Fund 9
Broker/Bank 10+
Issuer 10+ / Fund 10+
Annual Corporate Issuer and Mutual Fund Events
Proxy Distribution
Accounts
may require
special
processing
Vote Processing
Majority of all shares
are held in street-side
Shareholder
Preferences
Shareholder
Consent
Equity and Mutual Fund Shareholders
In FY14, Broadridge
processed over 80%
of U.S. shares
outstanding
Electronic or Physical
Vote Return
Data Hub and Platform
Electronic or Physical
Delivery
Street-side Processing
Registered Processing
Hard Copy Mailings
May Be Eliminated via
E-Delivery and
Suppressions
Shares Can Be Voted
Electronically
BROADRIDGE
Proxy Processing System
Proxy and Interim processing system is the “plumbing” supporting the voting process for corporate governance

© 2014    |
Increase in electronic distribution
reduces postage revenue and
increases margins
ICS has a Diversified Revenue Base
1
Financial metrics and statistics are for FY14 ended 6/30/14
Distribution
$764M (41%)
Emerging & Acquired,
and Other
$200M(11%)
Fulfillment
$144M(8%)
Transaction
Reporting
$158M(8%)
Interims
$214M(11%)
Proxy
$388M(21%)
Banks
Broker-Dealers
Mutual Funds
Corporate Issuers
By product Broad client base
ICS is highly resilient due to our deep customer relationships with our Bank/Broker-Dealer clients
1

© 2014    |
What We Do:
Regulatory communications
– Beneficial proxy and interims for equities
– Beneficial mutual fund compliance
communications
Customer communications
– Transaction statements, trade confirmations and
other reporting
Emerging and Acquired products
– Advisor solutions
– Global proxy and communications
– Tax reporting and outsourcing
– Securities class actions
Competitive Advantages:
Indispensible data hub with established
relationships with majority of BBDs
Strong market position and innovative
leadership
– First/only certified voting results
– First e-delivery, phone, web and mobile voting
platform
Proprietary systems, network and databases
– ProxyEdge® – institutional voting and record
keeping platform
– Preference and consent database
Unmatched scale with highest level data
security (ISO 27001)
ICS-Bank/Broker-Dealer Investor Communication Solutions

© 2014    |
What We Do:
Beneficial Proxy Solutions
Registered shareholder communications
– Registered proxy solutions
– Interim communications
Transfer agency (TA)
– Stock share registry, ownership transfers
and dividend calculation
Enhanced issuer solutions
– Shareholder Data Services
– Virtual shareholder meetings
– Shareholder Forums
– Global proxy solutions
Competitive Advantages:
Market Position – only full service provider of
Unmatched Scale – able to leverage one billion
Unmatched Data – unique dataset of investors
Thought Leadership – unmatched expertise to
ICS-Corporate Issuer Solutions
shareholder communications to all types of
shareholders
plus shareholder communications annually
as well as record-keeping, corporate actions
and other shareholder account servicing
and positions allows Issuers to more
effectively reach their shareholders
innovate the proxy process and help guide
Issuers through a complex regulatory
environment

© 2014    |
What We Do:
Mutual Fund trade processing in the
defined contribution/trust space (Matrix)
Data aggregation and analytics (Access
Data and Bonaire)
Marketing/Regulatory communications
including content (NewRiver)
Registered proxy and solicitation solutions
Competitive Advantages:
Long-standing relationships across
industry
— Serve every mutual fund and majority of
banks/broker-dealers
Unique data capabilities
— Proprietary platform to allow mutual funds to
understand their clients
— Innovative business applications that address
unique industry issues such as compliance and
distribution payments
— Largest electronic repository for mutual fund
regulatory data
Industry-leading ICS products with
unmatched scale
— Leverage to create cost-effective products for
mutual funds
ICS-Mutual Fund and Retirement Solutions

14 © 2014 | Securities Processing Solutions (SPS)

© 2014    |
Sources: Tower Group, Chartis, Aite, IM2, Broadridge internal estimates as of 4Q14
Technology and Operations spend adds ~$14B to our SPS
addressable market
Securities and investment firms’ overall technology and operations spend is over $100 billion and growing at 5%
$1.2B
$2.8B
~$5.0B
Adjacent markets
Middle-office
Buy-side services
Derivatives processing
Fixed Income market
data and analytics
~$5.2B
North American BPO
Middle- and back-office
Data center services
Select corporate functions
U.S. Brokerage Processing
Core equities and fixed income
Global Processing
Core equities and fixed income
Global BPO
Reconciliations
Total addressable market ~ $14B fee revenue

CLIENT EXPERIENCE
TECHNOLOGY/OPERATIONS INFRASTRUCTURE
WEBPORTAL RECORDKEEPING
ACCOUNT STATEMENTS
TRADE CONFIRMATIONS
TAX REPORTING
Trading
Order Routing
Order Execution
Block Orders
Post Trade
Books & Records
• Client positions and transactions
• Tax-lot accounting
• Stock record
• Multicurrency accounting
• Margin processing
• P&L
Clearing & Settlement
Regulatory Reporting
Trade Support
Fail Control
Purchase & Sales
Cash Processing
Security Master
Asset Servicing
Regulatory Compliance
Operational Risk Management
BROKER-DEALERS
EXCHANGES
CUSTODIANS
DEPOSITORIES

Broadridge

16 © 2014 | Broadridge global processing behind the scenes Broadridge simplifies complex processes

© 2014    |
Fixed Income
(~16%)
Equity
(~84%)
Transaction-Based, $133M
Non-transaction, $448M
Securities Processing Market Overview
By product
1
Strong Market Position
Clears and settles in over 70
countries
Processes on average over $5
trillion in equity and fixed
income trades per day in U.S.
and Canadian securities
Provide fixed in come trade
processing services to 16 of the
22 primary dealers of fixed
income securities in the U.S.
1
Financial metrics and statistics are for FY14 ended 6/30/14
Over 50 years of history in providing innovative solutions to financial services firms
Transaction-Based, $58M
Non-transaction, $57M

Bank of America Merrill Lynch

JPMorgan Chase & Co.

Edward Jones

Barclays

E*TRADE

citi

CIBC

UBS

RBC Wealth Management

Nomura

BMO Nesbitt Burns

Scotia Capital

Jefferies

Societe Generale

Deutsche Bank

Broadridge

18 © 2014 | SPS’s Client Base is Diversified Across Financial Institutions SPS client relationships are stable in volatile markets

Best-of-breed processing solutions
Leading global platform
Broad asset class coverage
Broad suite of add-on or point solutions
Desk top applications used by brokers and
traders
Workflow and reconciliation applications
Data aggregation and warehousing tools
Industry-leading global business process
outsourcing (BPO) solutions

© 2014    |
Unique global technology platform provides
processing access to over 70 countries
Breadth of asset classes on single “platform”
Leading market position and scale
Flexible business model that can be tailored
to unique client needs
Trusted brand
What We Do:
Competitive Advantages:
SPS-Global Technology and Operations Solutions

20 © 2014 | Financial Strategy

Our Financial Strategy is a key part of our value creation
strategy
Target paying out 45% of Non-GAAP net earnings in dividends, but expect no less than $1.08 cents per share annually (subject to quarterly Board approval)
Organic growth with limited financial risk
Avoid significant balance sheet risk
Invest in projects delivering at least 20% IRR
Tuck-in acquisitions with clear growth profile and returns
Accretive to growth, margins, and earnings
>20% IRR in conservative business case
Long-term investment-grade debt rating
Adjusted Debt/EBITDAR ratio
1
target is 2:1
Excess cash used opportunistically to offset dilution and reduce share count through buybacks
1. Adjusted Debt/EBITDAR ratio calculated as (Debt + 8x Rent Expense) / (EBITDA + Rent Expense)

© 2014    |

22 © 2014 | Appendix

© 2014    |
Key Financial Drivers
Actual FY15
FY14
Range
Growth Drivers as a % of Recurring Revenue
Closed Sales (Recurring)
7% 6-7%
Client Losses
(3%) (2%)
Net New Business
4% 4-5%
Internal Growth
(a)
4% 0-1%
Organic Growth
8% 4-6%
Acquisitions
1% 1%
Total Recurring Revenue Growth
9% 5-7%
Growth Drivers as a % of Total Revenue
Recurring Revenue
5% 3-4%
Event-Driven
(b)
0% 0%
Distribution
(c)
0% 1-2%
FX/Other
0% 0%
Total Revenue Growth
5% 4-6%
EBIT Margin (Non-GAAP)
16.4% 17.4-17.8%
EPS (Non-GAAP)
$2.25 $2.42-2.52
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting, Fulfillment, and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Interim Communications
(c) Distribution includes pass-through fees from Matrix

© 2014    |
Broadridge Full Year FY14 and FY15 Guidance
Revenue Earnings
FY14 FY15 Range FY14 FY15 Range
Actual Low High ($ in millions) Actual Low High
$1,867 $1,963 $1,996 ICS $336 $368 $380
6% 5% 7% Growth %  /  Margin %  18.0% 18.7% 19.0%
$695 $710 $722 SPS $119 $122 $136
5% 2% 4%
Growth %  /  Margin %
17.1% 17.2% 18.8%
$2,562 $2,673 $2,718 Total Segments $455 $490 $515
6% 4% 6%
Margin %
17.8% 18.3% 19.0%
($0) $0 $0 Other ($50) ($42) ($49)
($4) ($7) ($7) FX
(a)
$16 $16 $16
$2,558 $2,666 $2,711 Total Broadridge (Non-GAAP) $420 $464 $483
5% 4% 6% 16.4% 17.4% 17.8%
Interest & Other ($25) ($26) ($26)
Acquisition Amortization and Other Costs (b) $25 $24 $24
Total EBT (Non-GAAP)
(c)
$420 $462 $480
Margin %
16.4% 17.3% 17.7%
Income taxes ($141) ($162) ($168)
Recurring Revenue Closed Sales Tax Rate
33.6% 35.0% 35.0%
FY15 Range
Segments Low High
Total Net Earnings (Non-GAAP) (c)
$279 $300 $312
ICS $70 $90
Margin %
10.9% 11.3% 11.5%
SPS $40 $60
Total $110 $150
Acquisition Amortization and Other Costs (b) ($16) ($16) ($16)
Non-GAAP Items (Net of Taxes) ($16) ($16) ($16)
Total Net Earnings (GAAP) $263 $285 $297
Margin %
10.3% 10.7% 10.9%
Diluted Shares 124 124 124
Diluted EPS (Non-GAAP)
(c)
$2.25 $2.42 $2.52
Diluted EPS (GAAP) $2.12 $2.29 $2.39
NOTE: Amounts in this table may not sum to totals due to rounding.
(a) Includes impacts of FX P&L and FX Transaction Activity.
* Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
(b) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(c) FY14 excludes Acquisition Amortization and Other Costs of $25M (after tax $16M or $0.13 EPS impact). FY15 excludes Acquisition Amortization and Other
Costs of $24M (after tax $16M or $0.13 EPS impact).
Growth %  /  Margin %

© 2014    |
Cash Flows FY14 Results and FY15 Guidance
Fiscal
Year Ended
Round June 2014 Low High
Free Cash Flows (Non-GAAP)
:
Round
Net earnings from operations (GAAP) 263.0 $   263 $                             285 $           297 $
Depreciation and amortization (includes other LT assets) 97.4        97                                  100              105
Stock-based compensation expense 34.6        35                                  35                40
Other (31.7)       (32)                                (25)              (22)
Subtotal 363.3      363                                395              420
Working capital changes R 32.5        33                                  25                35
Long-term assets & liabilities changes (8.0)         (8)                                  (25)              (15)
Net cash flows provided by operating activities 387.8      388                                395              440
Cash Flows From Investing Activities
Capital expenditures and software purchases R (53.5)       (54)                                (75)              (70)
Free cash flows (Non-GAAP)
334.3 $   334 $                             320 $           370 $
Cash Flows From Other Investing and Financing Activities
Acquisitions (96.9)       (97)                                -              -
Stock repurchases net of options proceeds (80.2)       (80)                                -              -
Dividends paid (96.7)       (97)                                (123)            (123)
Other 21.6        22                                  20                25
Net change in cash and cash equivalents 81.6        82                                  217              272
Cash and cash equivalents, at the beginning of year 266.0      266                                348              348
Cash and cash equivalents, at the end of period 347.6 $   348 $                             565 $           620 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
Free Cash Flows - Non-GAAP
Unaudited
($ millions)
FY15 Range (a)

© 2014    |
Revenues and Closed Sales FY09-FY14
($ in millions)
CAGR FY15
Recurring Fee Revenues FY09 FY10 FY11 FY12 FY13 FY14 FY09-FY14 Range
ICS 594 $        632 $        720 $        798 $        850 $        947 $           10% $1,007-1,030
Growth 5% 6% 14% 11% 7% 11% 6-9%
SPS 559 $        536 $        594 $        655 $        661 $        695 $           4% $710-722
Growth 5% -4% 11% 10% 1% 5% 2-4%
Total Recurring Fee Revenues 1,153 $    1,168 $    1,313 $    1,453 $    1,511 $    1,642 $        7% $1,717-1,752
Growth 5% 1% 12% 11% 4% 9% 5-7%
Event-Driven 180 $        257 $        135 $        132 $        156 $        156 $           -3% ~$153
Growth -10% 43% -47% -2% 18% 0% ~(2%)
Distribution 757 $        781 $        704 $        704 $        755 $        764 $           0% $803-813
Growth -6% 3% -10% 0% 7% 1% 5-6%
Other/FX (17) $         4 $             14 $          14 $          10 $          (4) $              ~($7)
Total Revenues 2,072 $    2,209 $    2,167 $    2,304 $    2,431 $    2,558 $        4% $2,666-2,711
Growth -3% 7% -2% 6% 6% 5% 4-6%
Recurring Closed Sales 95 $          119 $        113 $        120 $        121 $        127 $           6% $110-150
Growth 16% 25% -5% 6% 0% 5% (13)-18%
($ in millions) FY09-14 FY15
Event-Driven Fee Revenues
(a)
FY09 FY10 FY11 FY12 FY13 FY14 CAGR Range
Mutual Fund Proxy 55 $          150 $        39 $          28 $          43 $          57 $              1% $52
Mutual Fund Supplemental 58 48 44 47 58 41 -7% $44
Contest/ Specials/ Other Communications 67 59 52 57 54 58 -3% $57
Total Event-Driven Fee Revenues 180 $        257 $        135 $        132 $        156 $        156 $           -3% ~$153
Growth
-10% 43% -47% -2% 18% 0% -2%
Recurring Distribution Revenues
(b)
567 $        564 $        573 $        597 $        629 $        659 $           3% $695-705
Growth
-2% -1% 2% 4% 5% 5%
5-6%
ED Distribution Revenues
(b)
190 $        217 $        131 $        107 $        126 $        105 $           -11% $109
Growth
-17% 14% -39% -18% 17% -16% 4%
Total Distribution Revenues 757 $       781 $       704 $       704 $       755 $       764 $           0% $803-813
Growth
-6% 3% -10% 0% 7% 1%
5-6%
(a) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(b) Includes reclassification of Pre-sale Fulfillment related distribution revenues from event-driven distribution to recurring distribution and Matrix pass-through administrative services revenues from recurring fee to recurring distribution.

© 2014    |
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
Reconciliation of Non-GAAP to GAAP Measures
Reconciliation of EPS
FY14 FY15 Range
Actual Low High
Diluted EPS (Non-GAAP)
$2.25 $2.42 $2.52
Acquisition Amortization and Other Costs, net of taxes ($0.13) ($0.13) ($0.13)
Restructuring Charges, net of taxes $0.00 $0.00 $0.00
Discrete tax items $0.00 $0.00 $0.00
Diluted EPS (GAAP)
$2.12 $2.29 $2.39
Reconciliation of EBT FY14 FY15 Range
($ in millions)
Actual Low High
Total EBT (Non-GAAP) $420 $462 $480
Margin %
16.4% 17.3% 17.7%
Acquisition Amortization and Other Costs ($25) ($24) ($24)
Restructuring Charges $0 $0 $0
Total EBT (GAAP) $396 $438 $457
Margin %
15.5% 16.4% 16.8%
NOTE: Amounts in the table may not sum to totals due to rounding.
Fiscal
Year Ended
Round June 2014 Low High
Free Cash Flows
(Non-GAAP) :
Round
Net earnings from operations (GAAP) 263.0 $  263 $                            285 $          297 $
Depreciation and amortization (includes other LT assets) 97.4 97 100 105
Stock-based compensation expense 34.6 35 35 40
Other (31.7) (32) (25) (22)
Subtotal 363.3 363 395 420
Working capital changes R 32.5 33 25 35
Long-term assets & liabilities changes (8.0) (8) (25) (15)
Net cash flows provided by operating activities 387.8 388 395 440
Cash Flows From Investing Activities
Capital expenditures and software purchases R (53.5) (54) (75) (70)
Free cash flows (Non-GAAP) 334.3 $  334 $                            320 $          370 $
Free Cash Flows - Non-GAAP
Unaudited
($ millions)
FY15 Range (a)

© 2014    |
ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Fee Revenues
FY13 FY14 Type
Proxy
Equities 296.6 $                 313.6 $               RC
Stock Record Position Growth 2% 8%
Pieces 287.3 314.7 0.6
Mutual Funds 43.5 $                    56.8 $                 ED
Pieces 66.6 77.6 0.6
Contests/Specials 15.4 $                    17.1 $                 ED
Pieces 14.5 18.4
Total Proxy 355.5 $                 387.5 $
Total Pieces 368.4 410.8
Notice and Access Opt-in % 67% 69%
Suppression % 59% 62%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 133.6 $                 172.8 $               RC
Position Growth 11% 11%
Pieces 630.2 810.6
Mutual Funds (Supplemental Prospectuses) & Other 57.6 $                    41.1 $                 ED
Pieces 306.5 212.9
Total  Interims 191.2 $                 213.9 $
Total Pieces 936.7 1,023.5
Transaction
Transaction Reporting/Customer Communications 164.6 $                 157.6 $               RC
Reporting
Fulfillment
Fulfillment 143.0 $                 143.5 $               RC
Emerging, Acquired
Emerging/Acquired (a) 112.2 $                 159.4 $               RC
and Other
Other (b) 39.0 $                    40.6 $                 ED
Total  Emerging, Acquired, and Other 151.2 $                 200.0 $
Total Fee Revenues 1,005.5 $              1,102.5 $
Total Distribution Revenues (c) 754.7 $                 764.4 $
Total Revenues as reported -GAAP 1,760.2 $              1,866.9 $            FY15 Ranges
Low High
Total RC Fees 850.0 $                 946.9 $               1,007 $     1,030 $
% RC Growth 7% 11% 6% 9%
Total ED Fees 155.5 $                 155.6 $               ~$153M
Low High
Sales 6% 5% 5% 7%
Key
Losses -1% -1% -1% -1%
Revenue
Net New Business 5% 4% 4% 6%
Drivers
Internal growth 2% 5% 1% 2%
(Recurring)
Recurring (Excluding Acquisitions) 7% 9% 5% 8%
Acquisitions 0% 2% 1% 1%
Total Recurring 7% 11% 6% 9%
Low High
Key
Recurring, Net (d) 4% 6% 3% 5%
Revenue
Event-Driven 1% 0% 0% 0%
Drivers
Distribution 3% 0% 2% 2%
(Total)
TOTAL 8% 6% 5% 7%
(c) Total Distribution Revenues primarily include pass-through revenues related to the physical mailing of Proxy, Interims, Transaction Reporting, and Fulfillment as well as Matrix administrative services.
(d) Recurring, Net includes contribution from Net New Business, Internal Growth, and Acquisitions
(a) Acquired and Emerging includes fee revenues from acquisitions (i.e. Access Data, NewRiver, Matrix, Transfer Agency, Forefield, Bonaire and Emerald) and the portfolio of emerging products (i.e. Tax Managed Services, Vote Recommendations, and Class Actions).
(b) Other includes other event-driven fee revenues such as corporate actions and development.

© 2014    |
SPS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
FY13 FY14 Type
Equity
Transaction-Based (a) Equity Trades 126.5 $         133.1 $         RC
Internal Trade Volume 844 946
Internal Trade Growth -6% 12%
Trade Volume (Average Trades per Day in '000) 903 964
Non-Transaction Other Equity Services (b) 428.0 $         447.6 $         RC
Total Equity 554.5 $         580.7 $
Fixed Income
Transaction-Based (a) Fixed Income Trades 56.5 $           57.5 $           RC
Internal Trade Volume 303 297
Internal Trade Growth 1% -2%
Trade Volume (Average Trades per Day in '000) 304 300
Non-Transaction Other Fixed Income Services 49.5 $           56.6 RC
Total Fixed Income 106.0 $         114.1 $
Total Net Revenue as reported - GAAP 660.5 $         694.8 $
FY15 Ranges
Low High
Sales 6% 9% 7% 8%
Losses -2% -4% -4% -4%
Key
Net New Business 4% 5% 3% 4%
Revenue
Internal growth -4% 0% -1% 0%
Drivers
Acquisitions 1% 0% 0% 0%
TOTAL 1% 5% 2% 4%
(b) Includes BPO clients.
(a) Trades do not include clients under BPO and fixed contracts.

© 2014    |
Broadridge ICS Definitions
Proxy
Equities - Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers.  Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered in the name of their beneficial owners).
Mutual Funds - Refers to the proxy services we provide for funds, classes or trusts of an investment company.  Mutual Funds are not required to have annual meetings.
As a result, mutual fund proxy services are driven by a "triggering event".  These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.
Contests - Refers to the proxy services we provide when a separate proxy agenda is put forth by one or more stockholders that are generally in opposition to the proposals presented by management of the company.
Specials - Refers to the proxy services we provide in connection with non-routine stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., business combinations in which the company being acquired is a public company and therefore needs the approval of its stockholders).
Interims
Mutual Fund Annual/Semi-Annual/Prospectuses – Refers to the services we provide investment companies in connection with information they are required to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosures.
Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time throughout the year.
Other – Refers generally to marketing communications provided to stockholders including newsletters, investor education materials and other information not required to be distributed by regulation.
Transaction Reporting
Transactions Reporting– Refers primarily to the printing and distribution of account statements and trade confirmations to account holders, including electronic delivery and archival services.
Fulfillment
Post-Sale Fulfillment – Refers primarily to the distribution of mutual fund prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.
Pre-Sale Fulfillment – Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.
Emerging, Acquired, and Other Communications
Emerging – Refers to the services provided by our emerging products portfolio (e.g. Tax Services, Vote Recommendations, and Class Actions)
Acquired – Refers to the services provided by our acquisitions portfolio (e.g. Access Data, NewRiver, Matrix, Transfer Agency, Forefield, Bonaire, and Emerald Connect)
Other – Refers to the services we provide in connection with communication material not included in the above definitions such as non-objecting beneficial owners
(NOBO) list, and corporate actions such as tender offer transactions.